UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 4, 2006
Global Traffic Network, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51838	33-1117834
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

800 Second Avenue, 5th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(212) 896-1255
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Global Traffic Network, Inc. (the “Company”) issued a press release on May 4, 2006, announcing that the underwriter of its initial public offering has purchased all 570,000 shares of the Company’s common stock available under the over-allotment option granted to the underwriter by the Company in connection with the initial public offering. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          Press Release, dated May 4, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Traffic Network, Inc.

Date: May 4, 2006	By:	/s/ Scott E. Cody

Scott E. Cody, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 4, 2006.